UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2020

Cognex Corporation

(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts		01760-2059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 650-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 23, 2020, Cognex Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Meeting”). As of the record date for the Meeting, there were 172,787,148 shares of common stock of the Company outstanding and entitled to vote. The Company shareholders approved each of the proposals put to a vote as recommended by the Board of Directors. The proposals had been previously announced and described in the Notice of Meeting contained in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 13, 2020 (the “Proxy Statement”). The 157,164,049 shares represented at the Meeting were voted as follows:

1.	The election of Patrick A. Alias, Theodor Krantz and Dianne M. Parrotte as Directors to serve for a term ending in 2023. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes
Patrick A. Alias	115,600,979	31,691,399	110,611	9,761,060
Theodor Krantz	127,682,002	19,608,060	112,927	9,761,060
Dianne M. Parrotte	138,150,670	9,145,722	106,597	9,761,060

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The proposal was approved by a vote of the shareholders as follows:

For	155,657,678
Against	1,375,226
Abstained	131,145
Broker Non-Votes	0

3.	To cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). The proposal was approved by a vote of the shareholders as follows:

For	136,328,944
Against	9,256,703
Abstained	1,817,342
Broker Non-Votes	9,761,060

No other matters were voted upon at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: April 24, 2020	By:	/s/ Paul D. Todgham
Paul D. Todgham
Senior Vice President and Chief Financial Officer